SECOND AMENDMENT TO THE MANAGEMENT AGREEMENT



     This SECOND AMENDMENT (this "Amendment") to the MANAGEMENT AGREEMENT made as of the 1st day of April, 1997, and as amended on March 1, 1999, among SMITH BARNEY FUTURES MANAGEMENT LLC, a Delaware limited liability company ("SBFM"), SMITH BARNEY POTOMAC FUTURES FUND L.P., a New York limited partnership (the "Partnership"), CAMPBELL & COMPANY, INC., a Maryland corporation (the "Advisor") and SFG Global Investments, Inc., a Delaware corporation ("SFG"), is made as of April 1, 2001 by and among SBFM, the Partnership and the Advisor.

                              W I T N E S S E T H :
                               - - - - - - - - - -

     WHEREAS, SBFM has reorganized as a Delaware limited liability company; and

     WHEREAS, at the commencement of trading the Partnership's general partner was SBFM; and

     WHEREAS,   from  March  1,  1999  through  April  1,  2001,   SFG  was  the
Partnership's  general partner and SBFM was the  Partnership's  trading manager;
and

     WHEREAS, SBFM has been re-elected general partner of the Partnership as of April 1, 2001 and SFG withdrew as general partner of the Partnership as of that date; and

     WHEREAS, SBFM has withdrawn as trading manager of the Partnership and the Trading Manager Agreement between SFG and SBFM has thereby been terminated; and

     WHEREAS, SBFM and the Advisor entered into a management agreement dated April 1, 1997 and entered into an amendment to that management agreement dated March 1, 1999 (as amended, the "Management Agreement"); and

     WHEREAS, SBFM and the Advisor wish to continue the Management Agreement.

     NOW, therefore, the parties agree as follows.

1. SFG shall no longer be a party to the Management Agreement after the effective date of this Amendment.

2. All references in the Management Agreement to the General Partner after the effective date of this Amendment shall refer to SBFM.

3. All references in the Management Agreement to SBFM after the effective date of this Amendment shall refer to SBFM in its capacity as General Partner of the Partnership.

4. The reference to the General Partner in the final sentence of paragraph 5(b) shall be deleted.

5. The reference to "corporation" in paragraph 7(b)(ii) shall be deleted and replaced with "limited liability company."

6. The reference to "corporate" in paragraph 7(b)(ii) shall be deleted and replaced with "limited liability company."

7. The reference in paragraph 7(b)(v) to the "Trading Manager" shall be deleted and replaced with "General Partner."

8. The reference in paragraph 7(b)(vi) to "commodity trading advisor" shall be deleted and replaced with
"commodity pool operator."

9. The following paragraph 7(b)(vii) shall be added:

     "(vii) The Partnership is a limited partnership duly organized and validly existing under the laws of the State of New York and has full limited partnership power and authority to enter into this Agreement and to perform its obligations under this Agreement."

10. Paragraph 7(c) shall be deleted in its entirety.

11. In all other respects the Management Agreement remains unchanged.

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     IN WITNESS  WHEREOF,  this Amendment has been executed for and on behalf of the undersigned as of the day and year first above written.

SMITH BARNEY FUTURES MANAGEMENT LLC



By:  /s/ David J. Vogel
   ------------------------
     David J. Vogel
     President


SMITH BARNEY POTOMAC FUTURES FUND L.P.
BY: SMITH BARNEY FUTURES MANAGEMENT LLC



By:  /s/ David J. Vogel
   ------------------------
     David J. Vogel
     President

CAMPBELL & COMPANY, INC.


BY:  /s/ Bruce L. Cleland
   ------------------------
      Bruce L. Cleland
      President